FUNDS IV TRUST                         237 PARK AVENUE, NEW YORK, NEW YORK 10017
                                       -----------------------------------------
                                       GENERAL AND ACCOUNT INFORMATION:
                                               (800) 557-3768

                            SERVICE CLASS PROSPECTUS

                      BANK IV, N.A. -- INVESTMENT ADVISOR
                          ("BANK IV" OR THE "ADVISER")
              AMR INVESTMENT SERVICES, INC. -- INVESTMENT ADVISOR
                     FOR THE CASH RESERVE MONEY MARKET FUND
                                    ("AMR")
                  FURMAN SELZ LLC -- ADMINISTRATOR AND SPONSOR
                                ("FURMAN SELZ")
                    FUNDS IV DISTRIBUTOR INC. -- DISTRIBUTOR
                          ("FFD" OR THE "DISTRIBUTOR")

  This Prospectus describes eight funds, two money market funds (the "Money Market Funds") and six non-money market funds (the "Non Money Market Funds") (collectively, the "Funds"), all of which are managed by BANK IV, except the Cash Reserve Money Market Fund, which is managed by AMR. The Funds and their investment objectives are:

  - The U.S. TREASURY RESERVE MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with liquidity, stability, maximum safety of principal and the maintenance of a stable $1.00 net asset value.

  - The CASH RESERVE MONEY MARKET FUND seeks to provide investors with current income, liquidity and the maintenance of a stable $1.00 net asset value by investing in high quality, short-term obligations.

  - The SHORT-TERM TREASURY INCOME FUND seeks to provide investors with as high a level of current income as is consistent with liquidity and safety of principal.

  - The INTERMEDIATE BOND INCOME FUND seeks to provide investors with as high a level of current income as is consistent with managing for total return by investing in fixed income securities.

  - The BOND INCOME FUND seeks to provide investors with as high a level of current income as is consistent with managing for total return by investing in fixed income securities.

  - The STOCK APPRECIATION FUND seeks to provide investors with long-term capital appreciation.

  - The AGGRESSIVE STOCK APPRECIATION FUND seeks to provide investors with aggressive long-term capital appreciation.

  - The VALUE STOCK APPRECIATION FUND seeks to provide investors with long-term capital appreciation and dividend income.

  This Prospectus describes only the "Service Class" of each Fund. Each Fund also offers a Premium Class of shares. See "Other Information"
-- "Capitalization". The Funds are separate investment funds of FUNDS IV Trust (the "Trust"), a Delaware business trust and registered management investment company.

  AN INVESTMENT IN SHARES OF THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANK IV, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND MAY INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING IN ANY OF THE FUNDS AND SHOULD BE READ AND RETAINED FOR INFORMATION ABOUT EACH FUND.

  A Statement of Additional Information (the "SAI"), dated January 30, 1996, containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission ("SEC") and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by writing or calling the Funds at the address and information numbers printed above.

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                   THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                The Date of this Prospectus is January 30, 1996.

                               TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
      Fund Expenses.............................................................      3
      Fee Table.................................................................      3
      Financial Highlights......................................................      5
      Highlights................................................................      6
      The Investment Policies and Practices of the Funds........................     11
      Investment Restrictions...................................................     24
      Risks of Investing in the Funds...........................................     24
      Management of the Funds...................................................     26
      Fund Share Valuation......................................................     30
      Pricing and Purchase of Fund Shares.......................................     31
      Minimum Purchase Requirements.............................................     32
      Individual Retirement Accounts............................................     32
      Exchange of Fund Shares...................................................     33
      Redemption of Fund Shares.................................................     33
      Dividends, Distributions and Federal Income Tax...........................     36
      Other Information.........................................................     38
      Appendix..................................................................    A-1

                                 FUND EXPENSES

     The following expense table lists the costs and expenses that an investor in the Service Class of shares will incur either directly or indirectly as a shareholder of a Fund. The information is based upon expenses during the first year of operations ended June 30, 1995 adjusted to reflect current fees and expenses. Shareholders in the Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average daily net assets.

                                   FEE TABLE

                                   U.S.
                                 TREASURY    CASH      SHORT-
                                 RESERVE    RESERVE     TERM     INTERMEDIATE                            AGGRESSIVE       VALUE
                                  MONEY      MONEY    TREASURY       BOND        BOND       STOCK          STOCK          STOCK
                                  MARKET    MARKET     INCOME       INCOME      INCOME   APPRECIATION   APPRECIATION   APPRECIATION
                                   FUND      FUND       FUND         FUND        FUND        FUND           FUND           FUND
                                 --------   -------   --------   ------------   ------   ------------   ------------   ------------
Maximum Sales Load Imposed on
 Purchases (as a percentage of
 offering price)..............     None       None      None         None        None        None           None           None

Maximum Sales Load Imposed on
  Reinvested Dividends
  (as a percentage of offering
  price)......................     None       None      None         None        None        None           None           None

Deferred Sales Load
  (as a percentage of
  redemption proceeds)........     None       None      None         None        None        None           None           None

Redemption Fees(1)............     None       None      None         None        None        None           None           None

Exchange Fees.................     None       None      None         None        None        None           None           None

Annual Fund Operating Expenses
  (as a percentage of average
  net assets)

Management Fees...............     0.15%      0.20%     0.30%        0.40%       0.40%       0.65%         0.745%          0.65%

12b-1 Fees
  (after waivers)(2)..........     0.00       0.00      0.00         0.00        0.00        0.00           0.00           0.00

Other Expenses................     0.32%      0.30%     0.45%        0.35%       0.56%       0.35%          0.49%          0.53%
                                   ----       ----      ----         ----        ----        ----           ----           ----

TOTAL PORTFOLIO OPERATING
  EXPENSES(1,2)...............     0.47%      0.50%     0.75%        0.75%       0.96%       1.00%          1.23%          1.18%
                                   ====       ====      ====         ====        ====        ====           ====           ====

---------------
(1) Shareholders may be charged a wire redemption fee by their bank for receiving a wire payment on their behalf.

(2) The fee under each Fund's Distribution Plan and Agreement is calculated on the basis of the average net assets of each Fund at an annual rate not to exceed 0.25%.

(3) Absent 12b-1 fee waivers, which may be discontinued at any time, Total Portfolio Operating Expenses would be 0.72% for the U.S. Treasury Reserve Money Market Fund, 0.75% for the Cash Reserve Money Market Fund, 1.00% for the Short-Term Treasury Income Fund, 1.00% for the Intermediate Bond Income Fund, 1.21% for the Bond Income Fund, 1.25% for the Stock Appreciation Fund, 1.48% for the Aggressive Stock Appreciation Fund, and 1.43% for the Value Stock Appreciation Fund.

     The purpose of this table is to assist a shareholder in the Service Class of shares in understanding the various costs and expenses that an investor in the Funds will bear.

EXAMPLE:*

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% gross annual return and (2) redemption at the end of each time period:

                                 U.S.
                               TREASURY    CASH      SHORT-
                               RESERVE    RESERVE     TERM     INTERMEDIATE                            AGGRESSIVE       VALUE
                                MONEY      MONEY    TREASURY       BOND        BOND       STOCK          STOCK          STOCK
                                MARKET    MARKET     INCOME       INCOME      INCOME   APPRECIATION   APPRECIATION   APPRECIATION
                                 FUND      FUND       FUND         FUND        FUND        FUND           FUND           FUND
                               --------   -------   --------   ------------   ------   ------------   ------------   ------------
1 year........................   $ 5        $ 5       $ 8          $ 8         $ 10        $ 10           $ 13           $ 12
3 years.......................   $15        $16       $24          $24         $ 31        $ 32           $ 39           $ 37
5 years.......................   $26        $28       $42          $42         $ 53        $ 55           $ 68           $ 65
10 years......................   $59        $63       $93          $93         $118        $122           $149           $143

---------------
* This example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; actual return may be greater or less than the assumed amount.

                              FINANCIAL HIGHLIGHTS

     The condensed financial information included below is supplementary information to the financial statements contained in the Statement of Additional Information, and sets forth certain information concerning the investment results for Service Shares of the Fund for the period presented. The financial statements and financial highlights for Service Shares of the Fund for the period ended June 30, 1995 have been audited by Price Waterhouse LLP, whose unqualified report thereon is contained in the Statement of Additional Information.

     The following table sets forth information for a Service Class Share of beneficial interest outstanding throughout the period:

                                                                                                                        VALUE STOCK
                                                     THE                                                     THE       APPRECIATION
                                    THE CASH     SHORT TERM        THE                                  AGGRESSIVE     FUND PERIOD
                                     RESERVE      TREASURY    INTERMEDIATE    THE BOND    THE STOCK        STOCK          ENDING
                                  MONEY MARKET     INCOME         BOND         INCOME    APPRECIATION   APPRECIATION     JUNE 30,
                                     FUND*         FUND**     INCOME FUND**    FUND**       FUND**         FUND**         1995***
                                  ------------   ----------   -------------   --------   ------------   ------------  ------------
Net Asset Value,
 Beginning of Period..........      $   1.00       $ 10.00      $   10.00     $ 10.00      $  10.00       $  10.00        $ 10.00
                                    --------       -------       --------     -------      --------        -------        -------
Income from Investment
 Operations:
 Net investment income........          0.05          0.47           0.51        0.52          0.16           0.10           0.10
 Net realized and unrealized
  gain on securities..........            --          0.20           0.19        0.35          1.05           0.87           0.93
                                    --------       -------       --------     -------      --------        -------        -------
 Total from Investment
   Operations.................          0.05          0.67           0.70        0.87          1.21           0.97           1.03
                                    --------       -------       --------     -------      --------        -------        -------
Less Distributions:
 Dividend from net
   investment income..........         (0.05)        (0.47)         (0.51)      (0.52)        (0.16)         (0.10)         (0.10)
                                    --------       -------       --------     -------      --------        -------        -------
Net Asset Value, End
  of Period...................      $   1.00       $ 10.20      $   10.19     $ 10.35      $  11.05       $  10.87        $ 10.93
                                    --------       -------       --------     -------      --------        -------        -------
Total Return****..............          4.74%         6.95%          7.26%       9.05%        12.19%          9.81%         10.32%
Ratios/Supplemental Data:
 Net Assets, End of Period
   (in thousands).............      $274,663       $15,272      $ 129,317     $12,977      $131,239       $ 44,205        $20,690
 Ratios of Expenses to Average
   Net Assets Annualized......          0.50%         0.75%          0.75%       0.96%         1.00%          1.23%          1.18%
 Effect of waivers/
  reimbursements on
  expense ratio...............          0.04%         0.29%          0.02%       0.15%         0.02%            --           0.15%
 Ratio of Net Investment
   Income to Average Net
   Assets Annualized..........          5.40%         5.65%          6.10%       6.21%         1.89%          1.27%          2.52%
 Portfolio Turnover Rate......           N/A         83.28%        107.54%     149.36%        46.37%         72.11%         16.74%

---------------
   * Fund commenced operations on August 19, 1994.

  ** Fund commenced operations on August 26, 1994.

 *** Fund commenced operations on February 10, 1995.

**** Total return computed since inception not annualized.

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     This Prospectus describes eight funds, two money market funds and six non-money market funds (collectively, the "Funds"), all of which are managed by BANK IV, except the Cash Reserve Money Market Fund which is managed by AMR Investment Services, Inc. Each Fund has distinct investment objectives and policies.

MONEY MARKET FUNDS:

     U.S. Treasury Reserve Money Market Fund. The investment objective of the U.S. Treasury Reserve Money Market Fund is to seek as high a level of current income as is consistent with liquidity, stability and maximum safety of principal and the maintenance of a stable $1.00 net asset value per share. The Fund invests exclusively in short-term obligations of the United States Treasury, which are backed by the full faith and credit of the United States Government, and repurchase agreements in respect of such obligations. This fund is not currently in operation.

     Cash Reserve Money Market Fund. The investment objectives of the Cash Reserve Money Market Fund are current income, liquidity and the maintenance of a stable $1.00 net asset value per share by investing in high quality, U.S. dollar-denominated short-term obligations which are determined by the investment advisor to present minimal credit risks.

     The Cash Reserve Money Market Fund may invest in obligations permitted to be purchased under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") including, but not limited to, (1) obligations of the U.S. Government or its agencies or instrumentalities; (2) commercial paper, loan participation interests, medium-term notes, asset-backed securities and other promissory notes, including floating or variable rate obligations; and (3) domestic, Yankee dollar and Eurodollar certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Cash Reserve Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") such as "A-1" by Standard & Poor's and "P-1" by Moody's; (2) are single rated and have received the highest short-term rating by a NRSRO (and provided the purchase is approved or ratified by the Board of Trustees); or (3) are unrated, but are determined to be of comparable quality by AMR pursuant to guidelines approved by the Board and subject to ratification by the Board. The Cash Reserve Money Market Fund may also purchase securities on a "when-issued" basis and purchase or sell them on a "forward commitment" basis.

     The Cash Reserve Money Market Fund will concentrate its investments in obligations issued by the banking industry. Concentration in this context means the investment of more than 25% of the Cash Reserve Money Market Fund's assets in such investments. However, for temporary defensive purposes during periods when AMR believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Cash Reserve Money Market Fund will not maintain this concentration. The Cash Reserve Money Market Fund's policy of concentration in the banking industry increases the Fund's exposure to market conditions prevailing in that industry.

     The Cash Reserve Money Market Fund may also invest in variable amount master demand obligations which are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand obligations are direct lending arrangements between the Cash Reserve Money Market Fund and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand obligation generally shall not exceed seven days. To the extent this period is exceeded, the obligation in question would be considered illiquid. Issuers of variable amount master demand obligations must satisfy the same criteria as set forth for other promissory notes (e.g., commercial paper). The Cash Reserve Money Market Fund will invest in variable amount master demand obligations only when such obligations are determined by AMR, pursuant to guidelines established by the Board of Trustees, to be of comparable quality to rated issuers or instruments eligible for investment by the Cash Reserve Money Market Fund. In determining weighted average dollar portfolio maturity, a variable amount master demand obligation will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

  Amortized Cost Method of Valuation for the Money Market Funds

     Portfolio investments of each Money Market Fund are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. Obligations in which the Money Market Funds invest generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The weighted average dollar portfolio maturity of each Money Market Fund will not exceed 90 days. See the SAI for an explanation of the amortized cost valuation method.

NON-MONEY MARKET FUNDS:

     Short-Term Treasury Income Fund. The investment objective of this Fund is to seek as high a level of current income as is consistent with liquidity and safety of principal. The Fund invests at least 65% of its total assets in U.S. Treasury obligations and it is the current intent of BANK IV to maintain an average maturity range between 1 to 3 years.

     Intermediate Bond Income Fund. The investment objective of the Intermediate Bond Income Fund is to provide as high a level of current income as is consistent with managing for total return by investing at least 65% of its total assets in fixed income securities. The Fund invests primarily in high quality fixed income securities such as U.S. Government securities, corporate bonds and asset-backed securities (including mortgage-backed securities). A minimum of 65% of the Fund's total assets will be invested in securities rated "A" or better by a primary credit rating agency and the Fund will seek to maintain a minimum average portfolio quality rating of "AA". All securities will be rated "BBB" or better by a primary credit rating agency at the time of purchase. Fixed income securities downgraded to below BBB subsequent to purchase may be retained in the portfolio when deemed by the advisor to be in the best interest of Fund shareholders. The Fund may also invest in convertible securities, preferred stocks and debt of foreign governments or corporations. Futures and/or options may be used to hedge the portfolio against reinvestment and interest rate risk when deemed necessary. For purposes of this Fund, a "bond" is defined as a debt instrument with a fixed interest rate. The average maturity of the Intermediate Income Fund will generally range between three and ten years.

     Bond Income Fund. The investment objective of the Bond Income Fund is to provide as high a level of current income as is consistent with managing for total return by investing at least 65% of its total assets in fixed income securities. The Fund primarily invests in high quality fixed income securities such as U.S. Government securities, corporate bonds and asset-backed securities (including mortgage-backed securities). A minimum of 65% of the portfolio will be invested in securities rated "A" or better by a primary credit rating agency and the Fund will seek to maintain a minimum average portfolio quality of "AA". All securities will be rated "BBB" or better by a primary credit rating agency at the time of purchase. Fixed income securities downgraded to below BBB subsequent to purchase may be retained in the portfolio when deemed by the advisor to be in the best interests of Fund shareholders. The Fund may also invest in convertible securities, preferred stocks and debt of foreign governments or corporations. Futures and/or options may be used to hedge the portfolio against reinvestment and interest rate risk when deemed necessary. For purposes of this Fund, a "bond" is defined as a debt instrument with a fixed interest rate. The average maturity of the Bond Income Fund will generally range between seven and fifteen years.

     Stock Appreciation Fund. The objective of the Stock Appreciation Fund is to seek long-term capital appreciation through investment in a diversified portfolio of common stock (and securities convertible into common stock) of domestic companies. The Fund may also invest, to a far lesser extent, in securities of foreign companies, primarily through securities represented by American Depositary Receipts (ADRs). Under normal market conditions, at least 65% of the Fund's total assets will consist of common stocks. Each stock that is purchased will be selected on the weight of available evidence, including but not limited to: (1) the company's fundamental business outlook and competitive position, (2) the valuation of the security relative to its own historical norms, to the industry in which the company competes, and to the market as a whole, and (3) the momentum of earnings growth expected to be generated by the company. BANK IV will seek to control performance risk in two ways: (1) relative to the market, by diversifying investments across economic sectors and amongst small-, medium-, and large-capitalization companies, and (2) by increasing the level of money market reserves and/or employing hedging vehicles (futures and/or options) when risks of a substantial stock market correction have risen to levels where such action appears warranted. In addition, assets may be held in securities convertible into common stock, debt securities (it is the Fund's current intention to restrict these debt securities to those rated in the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation or determined to be of equivalent quality by BANK IV), cash or cash equivalents, U.S. Government securities, or nonconvertible preferred stock.

     Aggressive Stock Appreciation Fund. The objective of the Aggressive Stock Appreciation Fund is to aggressively seek long-term capital appreciation through investment in a diversified portfolio of common stock (and securities convertible into common stock) of domestic companies. The Fund may also invest, to a far lesser extent, in securities of foreign companies, primarily through securities represented by ADRs. The Fund will invest primarily in the stocks of companies expected to increase their earnings at a rate that exceeds the growth rate expected of the market. (Periodically, however, the emphasis on growth as a selection factor may be tempered by market conditions). While the Fund will always hold a broad array of larger-capitalization stocks (approximately $4 billion and greater), there will often be an emphasis on investing in mid-capitalization issues (between approximately $1 billion and $4 billion), and to a much lesser extent, smaller-capitalization stocks (approximately $1 billion market capitalization and under). The decision to emphasize stocks of mid- to smaller-capitalization companies will be based on a positive outlook for the market in general, favorable stock valuation comparisons relative to larger-company stocks, and attractive relative growth characteristics.

Under normal market conditions, at least 65% of the Fund's total assets will consist of common stocks. Each stock that is purchased will be selected on the weight of available evidence, including but not limited to: (1) the company's fundamental business outlook and competitive position, (2) the momentum of earnings growth expected to be generated by the company, and (3) the valuation of the security relative to its own historic norms, to the industry in which the company competes, and to the market as a whole. Although the Fund will have representation in all major economic sectors and amongst small-, medium-, and large-capitalization companies, BANK IV generally will attempt to add considerable value relative to the market by emphasizing those stocks, investment themes, and/or industry groups with the greatest overall appeal and most attractive reward/risk characteristics. At times, the Fund may hold considerable positions (relative to the market) in broadly-defined economic sectors with growth potential unreflected in then current stock prices. BANK IV may increase the level of money market reserves and/or employ hedging vehicles (futures and/or options) when risks of a substantial market correction have risen to levels where such action appears warranted. In addition, assets may be held in securities convertible into common stocks, debt securities (it is the Fund's current intention to restrict these debt securities to those rated in the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation or determined to be of equivalent quality by BANK IV), cash or cash equivalents, U.S. Government securities, or nonconvertible preferred stocks. Aggressive stock funds generally involve a higher degree of risk in search of higher returns.

     The Value Stock Appreciation Fund. The objective of the Value Stock Appreciation Fund is to seek long-term capital appreciation and dividend income through investment in a diversified portfolio of common stocks (and securities convertible into common stock) of domestic companies. The Fund may also invest, to a far lesser extent, in securities of foreign companies, primarily through securities represented by American Depositary Receipts (ADRs). The Fund will employ a "value style" of equity management. Stocks selected for use in the Fund may generally be expected to exhibit the following characteristics: 1) sell at a discount to their underlying "intrinsic value" determined by discounting the stock's expected future dividends to their present day value and/or 2) possess relative low price/ earnings ratios and/or 3) possess relative low price/cash flow ratios. A "dividend discount model" methodology is a contributing component in the determination of a stocks "intrinsic value". Frequently, these stocks may have a higher-than-average dividend yield. Often, stocks exhibiting the above noted characteristics are described as being "underowned" or "out of favor". Stock investments are selected from a universe of high quality large, medium, and small capitalization companies. Quality is determined based on a company's fundamental financial strength, size and earnings visibility. Stocks are purchased with a long-term investment time horizon in mind and are generally sold when their market price rises above intrinsic value and/or their underlying fundamentals begin to deteriorate. BANK IV may increase the level of money market reserves and/or employ hedging vehicles (futures and/or options) when risks of a substantial market correction have risen to levels where such action appears warranted. In addition, assets may be held in securities convertible into common stocks, straight debt securities (it is the Fund's current intention to restrict these debt securities to those rated in the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation or determined to be of equivalent quality by BANK IV), cash or cash equivalents, U.S. Government securities, or nonconvertible preferred stocks.

  Short-Term Trading for the Stock Funds

     Under certain market conditions, the Stock Appreciation Fund, Aggressive Stock Appreciation Fund, and Value Stock Appreciation Fund may seek profits by short-term trading. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the number of securities owned by a Fund is known as "portfolio turnover". To the extent short-term trading strategies are used, a Fund's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains.

RISKS OF INVESTING IN THE FUNDS

     The Money Market Funds attempt to maintain the value of their shares at a constant $1.00 share price, although there can be no assurance that the Money Market Funds will always be able to do so. The Money Market Funds may not achieve as high a level of current income as other funds that do not limit their investments to the high quality securities in which the Money Market Funds invest.

     The price per share of the Non-Money Market Funds will fluctuate with changes in value of the investments held by each Fund. Additionally, there can be no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of securities. Such risks include the sensitivity of the cash flows and yields of separately traded interest and principal components of obligations to the rate of principal payments (including prepayments). With respect to mortgage-backed securities, risks include a similar sensitivity to the rate of prepayments in that, although the value of fixed-income securities generally increases during periods of falling interest rates, as a result of prepayments and other factors, this is not always the case with respect to mortgage-backed securities. Asset-backed securities involve the risk that such securities do not usually have the benefit of a complete security interest in the related collateral. Positions in options, futures and options on futures involve the risks that such options and futures may fail as hedging techniques, that the loss from investing in futures transactions is potentially unlimited and that closing transactions may not be effected where a secondary liquid market does not exist. Further, investment in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. issuers.

MANAGEMENT OF THE FUNDS

     BANK IV acts as investment advisor to all of the Funds, except the Cash Reserve Money Market Fund for which AMR acts as investment advisor. For its services, BANK IV receives a fee from each Fund (other than the Cash Reserve Money Market Fund) based upon each Fund's average daily net assets. AMR receives a fee from the Cash Reserve Money Market Fund based upon that Fund's average daily net assets. See "Fee Table" in this Prospectus.

     Furman Selz acts as administrator and sponsor to the Funds. For its services, Furman Selz receives a fee from the Funds based on each Fund's average daily net assets. See "Management of the Fund" in this Prospectus. Funds IV Distributor Inc. ("FFD") distributes the Funds' shares and may be reimbursed for certain of its distribution-related expenses.

GUIDE TO INVESTING IN THE FUNDS IV FAMILY OF FUNDS

     Purchase orders for the Money Market Funds received by 12:00 noon Eastern time will become effective that day. Purchase orders for all other Funds received by your broker or Service Organization in proper form prior to 4:15 p.m., Eastern time, and transmitted to FFD prior to 5:00 p.m. Eastern time, will become effective that day.

        - Minimum Initial Investment........................................   $1,000
        - Minimum Initial Investment for IRAs...............................   $  250
        - Minimum Subsequent Investment.....................................   $   50

     The Funds are purchased at net asset value.

     Shareholders may exchange shares between Funds in the Trust by telephone or mail. Exchanges may not be effected by facsimile.

        - Minimum initial exchange...........................................   $500
          (minimum for subsequent exchanges)

     Shareholders may redeem shares by telephone, mail, wire, or by writing a check (the Money Market Funds only). Shares may not be redeemed by facsimile.

        - If a redemption request is received by 12:00 noon Eastern time, proceeds for the Money Market Funds will be transferred to a designated account that day.

        - Minimum check amount is $500.

        - The Funds reserve the right to redeem upon not less than 30 days' notice all shares in a Fund's account which have an aggregate value of $500 or less.

     (Redemption by telephone, wire and check writing is not available for IRAs and trust relationships of BANK IV.)

     All dividends and distributions will be automatically paid in additional shares at net asset value of the applicable Fund unless cash payment is requested.

        - Distributions for the Stock Appreciation Fund, Aggressive Stock Appreciation Fund, and Value Stock Appreciation Fund are paid at least once annually and distributions for the other Funds are paid monthly.

               THE INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

     Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are portfolios of a Delaware business trust, FUNDS IV Trust, organized under the laws of Delaware as an open-end, management investment company. The Trust's Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

     - The investment objective of the U.S. Treasury Reserve Money Market Fund is to provide investors with as high a level of current income as is consistent with liquidity, stability, maximum safety of principal and the maintenance of a stable $1.00 net asset value per share.

     - The investment objective of the Cash Reserve Money Market Fund is to provide investors with current income, liquidity and the maintenance of a stable $1.00 net asset value by investing in high quality, short-term obligations.

     - The investment objective of the Short-Term Treasury Income Fund is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal.

     - The investment objective of the Intermediate Bond Income Fund is to provide investors with as high a level of current income as is consistent with managing for total return by investing in fixed income securities.

     - The investment objective of the Bond Income Fund is to provide investors with as high a level of current income as is consistent with managing for total return by investing in fixed income securities.

     - The investment objective of the Stock Appreciation Fund is to provide investors with long-term capital appreciation.

     - The investment objective of the Aggressive Stock Appreciation Fund is to provide investors with aggressive long-term capital appreciation.

     - The investment objective of the Value Stock Appreciation Fund is to provide investors with long-term capital appreciation and dividend income.

     Each Fund follows its own investment objectives and policies, including certain investment restrictions. The SAI contains specific investment restrictions which govern the Funds' investments. Those restrictions and the Funds' investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this Prospectus and in the SAI are not fundamental and may change solely with Board of Trustees approval.

     BANK IV and AMR select investments and make investment decisions based on the investment objective and policies of each Fund. The following is a description of securities and investment practices.

     U.S. Treasury Obligations (All Funds). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government.

     U.S. Government Securities (All Funds, except U.S. Treasury Reserve Money Market Fund and Short-Term Treasury Income Fund). U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities include debt securities issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

     Commercial Paper (All Funds, except U.S. Treasury Reserve Money Market Fund and Short-Term Treasury Income Fund). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two rating categories of at least one NRSRO, or, if not rated is, in the opinion of BANK IV or AMR, of an investment quality comparable to rated commercial paper in which the Funds may invest, or, with respect to the Cash Reserve Money Market Fund, (i) rated "P-1" by Moody's Investors Service, Inc. ("Moody's") and "A-1" or better by Standard & Poor's Corporation ("S&P") or in a comparable rating category by any two NRSROs that have rated the commercial paper or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper (and provided the purchase is approved or ratified by the Board of Trustees).

     Corporate Debt Securities (All Funds, except U.S. Treasury Reserve Money Market Fund and Short-Term Treasury Income Fund). These Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

     Mortgage-Related Securities (All Funds, except U.S. Treasury Reserve Money Market Fund and Short-Term Treasury Income Fund). These Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

     Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

     Asset-Backed Securities (Cash Reserve Money Market Fund, Intermediate Bond Income Fund and Bond Income Fund). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds' investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

     Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

     Municipal Commercial Paper (Intermediate Bond Income Fund and Bond Income
Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody's and "A-1" or "A-1+" by S&P "P-2" (Prime-2) or better by Moody's and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of BANK IV, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

     Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations". The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+". Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1". See the Appendix for a more complete description of securities ratings.

     Municipal Notes (Intermediate Bond Income Fund and Bond Income
Fund). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody's and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody's, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of BANK IV, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

     Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of "high quality, with margins of protection ample although not as large as in the preceding group."

     Municipal Bonds (Intermediate Bond Income Fund and Bond Income
Fund). Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes -- such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility -- tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase "A" or better by a NRSRO. Municipal bonds generally have a maturity at the time of issuance of more than one year.

     Common Stocks (Stock Appreciation Fund, Aggressive Stock Appreciation Fund, and Value Stock Appreciation Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

     Preferred Stocks (Intermediate Bond Income Fund, Bond Income Fund, Stock Appreciation Fund, Aggressive Stock Appreciation Fund, and Value Stock Appreciation Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

     American Depository Receipts (Intermediate Bond Income Fund, Bond Income Fund, Stock Appreciation Fund, Aggressive Stock Appreciation Fund, and Value Stock Appreciation Fund). American Depository Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

     These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The Company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

     In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

     Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. companies.

     Investment in Foreign Securities (Intermediate Bond Income Fund, Bond Income Fund, Stock Appreciation Fund, Aggressive Stock Appreciation Fund, and Value Stock Appreciation Fund). These Funds may each invest in securities of foreign governmental and private issuers that are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

     Convertible and Exchangeable Securities (Intermediate Bond Income Fund, Bond Income Fund, Stock Appreciation Fund, Aggressive Stock Appreciation Fund and Value Stock Appreciation Fund). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer.

     Domestic and Foreign Bank Obligations (All Funds, except U.S. Treasury Reserve Money Market Fund and Short-Term Treasury Income Fund). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee certificates of deposit, bankers' acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act.

     Each Fund limits its investment in United States bank obligations to obligations of United States banks (including foreign branches). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of BANK IV or AMR, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds' assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Investments in fixed time deposits subject to withdrawal penalties maturing from two days through seven days may not exceed 15% of the value of the total assets of the Non-Money Market Funds and 10% of the value of the total assets of the Money Market Funds.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

     Investments in Eurodollar and Yankeedollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

     Zero Coupon Securities (All Funds). The Funds may invest in zero coupon securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     Variable rate demand obligations (All Funds, except U.S. Treasury Reserve Money Market Fund and Short-Term Treasury Income Fund). Variable rate demand obligations have a maturity of 397 days or less with respect to the Money Market Funds or five to twenty years with respect to the Non-Money Market Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. Generally, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity. The remarketing agent is typically a financial intermediary that has agreed to perform these services. Variable rate master demand obligations permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Funds, as lender, and the borrower. Because the obligations are direct lending arrangements between the Funds and the borrower, they will not generally be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The borrower also may prepay up to the full amount of the obligation without penalty. While master demand obligations, as such, are not typically rated by credit rating agencies, if not so rated, a Fund may, under its minimum rating standards, invest in them only if, in the opinion of BANK IV or AMR, they are of an investment quality comparable to other debt obligations in which the Funds may invest and are within the credit quality policies, guidelines and procedures established by the Board of Trustees. See the SAI for further details on variable rate demand obligations and variable rate master demand obligations.

     Other Mutual Funds (All Funds). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

     Options on Securities (All Funds, except U.S. Treasury Reserve Money Market Fund and Cash Reserve Money Market Fund). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

     The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains cash, U.S. Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian.

     The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

     Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund's limitation on investments in securities that are not readily marketable.

     Futures, Related Options and Options on Stock Indices (Stock Appreciation Fund, Aggressive Stock Appreciation Fund, and Value Stock Appreciation
Fund). Each Fund may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. In addition, each Fund may hedge a portion of its portfolio by purchasing such instruments during a market advance or when BANK IV anticipates an advance. In attempting to hedge a portfolio, a Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. Each Fund will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

     A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund's net assets.

     When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

     In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

     During a market decline or when BANK IV anticipates a decline, each Fund may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when BANK IV anticipates an advance, each Fund may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund will sell options on futures and on stock indices only to close out existing positions.

     Interest Rate Futures Contracts (All Funds, except U.S. Treasury Reserve Money Market Fund). These Funds may, to a limited extent, enter into interest rate futures contracts -- i.e., contracts for the future delivery of securities or index-based futures contracts -- that are, in the opinion of BANK IV, sufficiently correlated with the Fund's portfolio. These investments will be made primarily in an attempt to protect a Fund against the effects of adverse changes in interest rates (i.e., "hedging"). When interest rates are increasing and portfolio values are falling, the sale of futures contracts can offset a decline in the value of a Fund's current portfolio securities. The Funds will engage in such transactions primarily for bona fide hedging purposes.

     Options on Interest Rate Futures Contracts (All Funds, except U.S. Treasury Reserve Money Market Fund). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

     Risks of Options and Futures Contracts. One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund's income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     The Funds' successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of BANK IV to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds' portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds' ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds' portfolio securities. The Funds believe that BANK IV possesses the skills necessary for the successful utilization of such transactions.

     The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund's liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets such as cash, U.S. Government securities or other liquid high grade debt obligations to cover the futures and options.

     "When Issued" and "Forward Commitment" Transactions (All Funds). The Funds may purchase securities on a when issued and delayed delivery basis and may purchase or sell securities on a forward commitment basis. When issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When issued and delayed delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. A separate account containing only liquid assets such as cash, U.S. Government securities, or other liquid high grade debt obligations equal to the value of purchase commitments will be maintained until payment is made. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund's net asset value. For further information, see the SAI.

     Loans of Portfolio Securities (All Funds). To increase current income, each Fund may lend its portfolio securities in an amount up to 33 1/3% of each such Fund's total assets to brokers, dealers and financial institutions, provided certain conditions are met, including the condition that each loan is secured continuously by collateral maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned. These transactions involve a loan by the applicable Fund and are subject to the same risks as repurchase agreements. For further information, see the SAI.

     Repurchase Agreements (All Funds, except the Short-Term Treasury Income
Fund). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimum risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. No Money Market Fund may invest more than 10% and no Non-Money Market Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven business days and in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies" in the SAI.

     Reverse Repurchase Agreements (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     Portfolio Turnover. The Funds generally will not engage in the trading of securities for the purpose of realizing short-term profits, but each Fund will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions or fluctuations in interest rates to accomplish its respective investment objective. For example, each Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. The Funds do not anticipate that the respective annual portfolio turnover rates will exceed the following: Short-Term Treasury Income Fund, 400%; Intermediate Income Fund, 500%; Bond Income Fund, 500%; Stock Appreciation Fund, 85%; Aggressive Stock Appreciation Fund, 85%; and Value Stock Appreciation Fund, 85%. A high rate of portfolio turnover involves correspondingly greater transaction expenses than a lower rate, which expenses must be borne by each Fund and its shareholders. High portfolio turnover rates may also make it more difficult for the Funds to satisfy the requirement for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), that less than 30% of each Funds' gross income in any tax year be derived from gains on the sale of securities held for less than less than three months.

                            INVESTMENT RESTRICTIONS
                        (ALL FUNDS, EXCEPT AS INDICATED)

     (1) No Fund may invest more than 15% (10% with respect to the Money Market Funds) of the aggregate value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days, time deposits having maturities of more than seven calendar days, and securities of foreign issuers that are not listed on a recognized domestic or foreign securities exchange).

     (2) No Fund may borrow money or pledge or mortgage its assets, except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes and those borrowings may be secured by the pledge of not more than 15% of the current value of that Fund's total net assets (but investments may not be purchased by a Fund while any such borrowings exist).

     (3) No Fund may make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in this Prospectus.

     The foregoing investment restrictions and those described in the SAI as fundamental are policies of each Fund which may be changed only when permitted by law and approved by the holders of a majority of the applicable Fund's outstanding voting securities as described under "Other Information -- Voting."

     In addition, each Fund is a diversified fund. As such, each will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except for U.S. Government securities), or purchase more than 10% of the outstanding voting securities of any such issuer. The Money Market Funds are subject to further diversification requirements with respect to 100% of their assets. Also, each Fund will invest less than 25% of its total assets in the securities of any one industry, excluding the Cash Reserve Money Market Fund which may invest more than 25% of its total assets in instruments issued by the banking industry. For this purpose, U.S. Government securities (and repurchase agreements related thereto) are not considered securities of a single industry.

     If a percentage restriction on investment policies or the investment or use of assets set forth in this Prospectus are adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation.

                        RISKS OF INVESTING IN THE FUNDS

CERTAIN RISK CONSIDERATIONS

     The Money Market Funds attempt to maintain a constant net asset value of $1.00 per share, although there can be no assurance that the Money Market Funds will always be able to do so. The Money Market Funds may not achieve as high a level of current income as other funds that do not limit their investment to the high quality securities in which the Money Market Funds invest.

     The price per share of each of the other Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund's shares will generally fluctuate inversely with the movements in interest rates and a stock Fund's shares will generally fluctuate as a result of numerous factors, including but not limited to investors' expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund's investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

     There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, BANK IV and AMR monitor developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund's investment in any single issuer.

     Foreign Securities (All Funds, except the U.S. Treasury Reserve Money Market Fund and Short-Term Treasury Income Fund). Investing in the securities of issuers in any foreign country, including ADRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and, with respect to the Money Market Fund, may affect the ability to maintain net asset value. A Fund's objectives may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Through a Fund's flexible policies, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments. See the SAI for further information about foreign securities.

     Small Capitalization Stocks (Stock Appreciation Fund, Aggressive Stock Appreciation Fund, and Value Stock Appreciation Fund). Small capitalization stocks are more volatile than larger capitalization stocks. The Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Fund may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management. They may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may incur significant losses, and investments in such companies are therefore speculative.

                            MANAGEMENT OF THE FUNDS

     The business and affairs of each Fund are managed under the direction of the Board of Trustees. Information about the Trustees, as well as the Trust's executive officers, may be found in the SAI under the heading "Management Trustees and Officers."

THE ADVISORS:  BANK IV, N.A.

               BANK IV, N.A. ("BANK IV") has provided investment advisory services to the Funds since inception (except the Cash Reserve Money Market Fund) pursuant to an Advisory Agreement with the Trust (the "Advisory Agreement"). Subject to such policies as the Trust's Board of Trustees may determine, BANK IV makes investment decisions for the Funds. For the advisory services it provides to the Funds, BANK IV receives fees based on average daily net assets up to the following annualized rates: U.S. Treasury Reserve Money Market Fund, 0.15%; Short-Term Treasury Income Fund, 0.30%; Intermediate Bond Income Fund, 0.40%; Bond Income Fund, 0.40%; Stock Appreciation Fund, 0.65%; Aggressive Stock Appreciation Fund, 0.745%; and Value Stock Appreciation Fund, 0.65%. BANK IV does not receive advisory fees with respect to the International Equity Fund, as long as the Fund remains completely invested in the Portfolio or any other investment company.

               Each of the portfolio managers listed below has significant experience in managing investment portfolios similar to the Funds. Ms. Janet Mullen, an Assistant Vice President of BANK IV, is responsible for the day-to-day management of the Short-Term Treasury Income Fund's portfolio. Ms. Mullen has been with BANK IV since 1991 and was previously with The Columbian Securities Corporation from 1987 to 1991. Mr. Brad Eppard, an Assistant Vice President of BANK IV, is responsible for the day-to-day management of the portfolios of the Intermediate Income Fund and the Bond Income Fund. Mr. Eppard has been with BANK IV since 1992 and was previously with First Florida Bank from 1991 to 1992 and Shenandoah Life Insurance Company from 1985 to 1991. Mr. Paul Worth, Vice President of BANK IV, is responsible for the day-to-day management of the portfolios of the Stock Appreciation Fund and the Aggressive Stock Appreciation Fund. Mr. Worth has been with BANK IV since 1986. Mr. Stuart Hopkins, Vice President of BANK IV, is responsible for the day-to-day management of the Value Stock Appreciation Fund's portfolio. Mr. Hopkins has been with BANK IV and its Tulsa, Oklahoma predecessor since 1989.

               BANK IV, whose predecessor was formed in 1887, is the largest commercial bank in Kansas and provides banking, trust and investment services to individuals and institutions. It is a wholly-owned subsidiary of Fourth Financial Corporation. BANK IV acts as the investment advisor to a wide variety of trusts, individuals, institutions and corporations. Its investment management responsibilities, as of February 1995, included accounts with aggregate assets of approximately $3.1 billion. The principal business address of BANK IV is 100 N. Broadway, Wichita, KS 67202.

               On August 25, 1995, the Board of Directors of Fourth Financial Corporation, the bank holding company which wholly owns BANK IV, announced that they had approved an Agreement and Plan of Merger for the acquisition of Fourth Financial Corporation and its subsidiaries by Boatmen's Bancshares, Inc. of St., Louis, Missouri. Boatmen's is the largest bank holding company in Missouri and among the 30 largest bank holding companies in the United States. Boatmen's also ranks among the 20 largest providers of trust services in the nation, with approximately $45 billion in assets under management as of June 30, 1995. This acquisition is subject to approval by the shareholders of both Fourth Financial and Boatmen's (obtained December 12, 1995) and by various regulatory authorities, but is expected to occur on January 31, 1996. On January 15, 1996, the Trustees of the Trust approved the assignment of the Trust's advisory contract with Bank IV that is deemed to occur upon the consummation of this acquisition.

               AMR INVESTMENT SERVICES, INC.

               AMR Investment Services, Inc. ("AMR"), located at 4333 Amon Carter Boulevard, MD 5645, Fort Worth, Texas 76155, is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services. American Airlines, Inc. is not responsible for investments made by AMR. As of February 1995, AMR provides investment advice with respect to approximately $11.2 billion in assets, including approximately $8.0 billion of assets on behalf of AMR Corporation and its primary subsidiary, American Airlines, Inc. For the advisory services it provides to the Cash Reserve Money Market Fund, AMR receives monthly fees based upon average daily net assets at the annual rate of 0.20%.

     Based upon the advice of counsel, BANK IV believes that the performance of investment advisory services for the Funds will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent BANK IV from continuing to perform such services for the Funds. If BANK IV were prohibited from acting as investment advisor to the Funds, it is expected that the Board of Trustees would recommend to shareholders approval of a new investment advisory agreement with another qualified investment advisor selected by the Board or that the Board would recommend other appropriate action.

THE SPONSOR AND DISTRIBUTOR

     Furman Selz LLC, 230 Park Avenue, New York, New York 10169, acts as Sponsor of the Funds. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as administrator and distributor of other mutual funds. FUNDS IV Distributor Inc. ("FFD") is an affiliate of Furman Selz and was organized specifically to distribute the FUNDS IV Funds.

     In addition to sales charges paid to dealers, FFD may from time to time pay a bonus or other incentive to dealers which employ registered representatives who sell a minimum dollar amount of shares of the Funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States, or other bonuses, such as gift certificates or the cash equivalent of such bonuses.

     The Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which each Fund may reimburse the Distributor on a monthly basis for costs and expenses of the Distribution in connection with the distribution and marketing of shares. These costs and expenses, which are subject to a maximum limit of 0.25% per annum of the average daily net assets of the Fund, include (i) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising, (ii) expenses of employees or agents of the Distributor, including salary, commissions, travel and related expenses, (iii) payments to broker-dealers and financial institutions for services in connection with the distribution of shares, including promotional incentives and fees calculated with reference to the average daily net asset value of shares held by shareholders who have a brokerage or other service relationship with the broker-dealer or other institution receiving such fees, (iv) costs of printing prospectuses, statements of additional information and other materials to be given or sent to prospective investors, (v) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds, (vi) costs of shareholder servicing which may be incurred by broker-dealers, banks or other financial institutions, and (vii) other direct and indirect distribution related expenses, including the provision of services with respect to maintaining the assets of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of its Prospectus to current shareholders and the operation of its Plan, including related legal and accounting fees. No Fund will be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Plan for that Fund year.

ADMINISTRATIVE SERVICES

     The Funds have also entered into an Administrative Services Contract with Furman Selz pursuant to which Furman Selz provides certain management and administrative services necessary for the Funds' operations including: (i) general supervision of the operation of the Funds including coordination of the services performed by the Funds' Advisors, transfer agent, custodian, independent accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds' Officers and Board of Trustees; and (iii) furnishing office space and certain facilities required for conducting the business of the Funds. For these services, Furman Selz receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets. Pursuant to a Services Agreement between the Trust and the Administrator, Furman Selz assists the Trust with certain transfer and dividend disbursing agent functions and receives a fee of $15 per account per year plus out-of-pocket expenses. Pursuant to a Fund Accounting Agreement between the Trust and the

Administrator, the Administrator assists the Trust in calculating net asset values and provides certain other accounting services for each Fund described therein, for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

SERVICE ORGANIZATIONS

     Various banks, trust companies, broker-dealers (other than the Sponsor) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.05% of the daily net asset value of the Funds' shares owned by shareholders with whom the Service Organization has a servicing relationship.

     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than a Fund's minimum initial or subsequent investments or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.

     The Glass-Steagall Act and other applicable laws provide that, among other things, banks may not engage in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank Service Organization from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

OTHER EXPENSES

     Each Fund bears all costs of its operations other than expenses specifically assumed by Furman Selz, FFD, BANK IV or AMR. The costs borne by the Funds include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Funds' portfolio securities; expenses of registering and qualifying the Funds' shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Funds' portfolio securities and pricing of the Funds' shares; expenses of maintaining the Funds' legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. Each Fund bears its own expenses associated with its establishment as a series of the Trust; these expenses are amortized over a five-year period from the commencement of a Fund's operations. See "Management" in the SAI. Trust expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each Fund.

PORTFOLIO TRANSACTIONS

     Pursuant to the applicable Advisory Agreement, BANK IV and AMR place orders for the purchase and sale of portfolio investments for the Funds' accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, BANK IV and AMR will seek the best available price and most favorable execution of the Funds' orders. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. Purchases and sales of securities are generally placed by BANK IV with broker-dealers which, in BANK IV's judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. BANK IV may cause a Fund to pay commissions higher than another broker-dealer would have charged if BANK IV believes the commission paid is reasonable in relation to the value of the brokerage and research services received by BANK IV. Broker-dealers are selected on the basis of a variety of factors such as reputation, capital strength, size and difficulty of order, sale of Fund shares and research provided to BANK IV and AMR. Consistent with its policy of seeking best execution of portfolio transactions, the Fund may place orders to purchase or sell securities with affiliates. Affiliates will not, however, execute as principal, any transactions for or with the Fund. The Fund has adopted procedures under Rule 17e-1 of the Investment Company Act of 1940 governing brokerage transactions with affiliates.

                              FUND SHARE VALUATION

     The net asset value per share of the Funds is calculated at 12:00 noon (Eastern time) for the Money Market Funds and at 4:15 p.m. (Eastern time) for each of the Non-Money Market Funds, Monday through Friday, on each day the New York Stock Exchange is open for trading, which excludes the following business holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; and the following additional business holidays for the Money Market Funds: Martin Luther King's Birthday, Columbus Day and Veterans Day. The net asset value per share of each share class is computed by dividing the value of the net assets attributable to each class (i.e., the value of the assets less the liabilities) by the total number of such class's outstanding shares. All expenses, including fees paid to the Advisor, Furman Selz and FFD, are accrued daily and taken into account for the purpose of determining the net asset value. Expenses directly attributable to a Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis. Each share class within the Fund is charged with the direct expenses of that class and with a proportion of the general expenses of the Fund. These general expenses (e.g., investment advisory fees) are allocated among the classes of shares based on the relative value of their outstanding shares.

     Securities listed on an exchange are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the current bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.

     The Money Market Funds use the amortized cost method to value their portfolio securities and seek to maintain a constant net asset value of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. See the SAI for a more complete description of the amortized cost method.

                      PRICING AND PURCHASE OF FUND SHARES

     Orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received.

     The following purchase procedures do not apply to certain fund or trust accounts that are managed by BANK IV. The customer should consult his or her trust administrator for proper instructions.

     All funds received are invested in full and fractional shares of the appropriate Fund. Certificates for shares are not issued. Furman Selz maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. The Funds reserve the right to reject any purchase.

     An investment may be made using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. Shares are available to new and existing shareholders through authorized brokers, investment advisors and Service Organizations. To make an investment using this method, simply complete a Purchase Application and contact your broker, investment advisor or Service Organization with instructions as to the amount you wish to invest. Your broker will then contact FFD to place the order on your behalf on that day.

     Orders received by your broker or Service Organization for the Non-Money Market Funds in proper order prior to the determination of net asset value and transmitted to FFD prior to the close of its business day (which is currently 5:00 p.m., Eastern time), will become effective that day. Orders for the Money Market Funds received prior to 12:00 noon will become effective that day. Brokers who receive orders are obligated to transmit them promptly. You should receive written confirmation of your order within a few days of receipt of instructions from your broker.

     By Wire. Investments may be made directly through the use of wire transfers of Federal funds. Contact your bank and request it to wire Federal funds to the applicable Fund. In most cases, your bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is. Your bank may charge a fee for handling the transaction. To purchase shares by a Federal funds wire, please first contact Furman Selz Mutual Funds Client Services at (800) 557-3768. They will establish a record of information for the wire to insure the correct processing of funds. You can reach the Wire Desk at (800) 557-3768.

     Then, have your bank wire funds using the following instructions:

          Investors Fiduciary Trust Company
          Kansas City, MO 64105
          ABA #1010-0362-1
          ACCOUNT #751-3003
          Further Credit to: Fund Name

     As long as you have read the Prospectus, you may establish a new regular account through the Wire Desk; IRAs may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to FFD. With the Purchase Application, the shareholder can specify other distribution options and add any special features offered by a Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

     Institutional Accounts. Bank trust departments and other institutional accounts may place orders directly with FFD by telephone at (800) 557-3768.

                         MINIMUM PURCHASE REQUIREMENTS

     The minimum initial investment in the Funds is $1,000 unless the investor is a purchaser who at the time of purchase, has a balance of $1,000 or more in any of the FUNDS IV Funds, is a purchaser through a trust investment manager or account manager or is administered by the Advisor, is an employee or an ex-employee of Fourth Financial Corporation or is an employee of any of its affiliates, AMR, Furman Selz, or any other service provider, or is an employee of any trust customer of Fourth Financial Corporation or any of its affiliates. Note that the minimum is $250 for an IRA, other than an IRA for which Fourth Financial Corporation or any of its affiliates acts as trustee or custodian. Any subsequent investments must be at least $50, including an IRA investment. All initial investments should be accompanied by a completed Purchase Application. A Purchase Application accompanies this Prospectus. Different minimums apply, and a separate application is required for IRA investments. The Funds reserve the right to reject purchase orders.

                         INDIVIDUAL RETIREMENT ACCOUNTS

     All Funds may be used as a funding medium for IRAs. Shares may also be purchased for IRAs established with Fourth Financial Corporation or any of its affiliates or other authorized custodians. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $250. Contributions to IRAs are subject to prevailing amount limits set by the Internal Revenue Service. A $7.50 establishment fee and an annual $15 maintenance and custody fee is payable with respect to each IRA, and there will be a $12 termination fee when the account is closed. For more information and IRA information, call the Funds at (800) 557-3768.

                            EXCHANGE OF FUND SHARES

     The Funds offer two convenient ways to exchange shares in one Fund for shares in another Fund in the Trust. Before engaging in an exchange transaction, a shareholder should read carefully the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to the Fund at 237 Park Avenue, New York, New York 10017, or by calling (800) 557-3768. A shareholder may not exchange shares of one Fund for shares of another Fund if the new Fund is not qualified for sale in the state of the shareholder's residence. The minimum amount for an initial exchange is $500. No minimum is required in subsequent exchanges. The Trust may terminate or amend the terms of the exchange privilege at any time.

     A new account opened by exchange must be established with the same name(s), address and social security number as the existing account. All exchanges will be made based on the net asset value next determined following receipt of the request by a Fund in good order, plus any applicable sales charge. An exchange is taxable as a sale of a security on which a gain or loss may be recognized. Shareholders should receive written confirmation of the exchange within a few days of the completion of the transaction. Shareholders will receive at least 60 days' prior written notice of any modification or termination of the exchange privilege.

     Exchange by Mail. To exchange Fund shares by mail, simply send a letter of instruction to Furman Selz. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; (iii) the dollar or share amount you wish to exchange; and (iv) the signatures of all registered owners or authorized parties. All signatures must be guaranteed by an eligible guarantor institution including a member of a national securities exchange or by a commercial bank or trust company, broker-dealers, credit unions and savings associations.

     Exchange by Telephone. To exchange Fund shares by telephone or if you have any questions simply call the Funds at (800) 557-3768. You should be prepared to give the telephone representative the following information: (i) your account number, social security or tax identification number and account registration;
(ii) the name of the Fund from and the Fund into which you wish to transfer your investment; and (iii) the dollar or share amount you wish to exchange. The conversation may be recorded to protect you and the Funds. Telephone exchanges are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application. See "Redemption of Fund Shares -- By Telephone" for a discussion of telephone transactions generally.

     Automatic Investment Program. An eligible shareholder may also participate in the Automatic Investment Program, an investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds in the Trust through the use of electronic funds transfers or automatic bank drafts. Shareholders may elect to make subsequent investments by transfers of a minimum of $50 on either the fifth or twentieth day of each month into their established Fund account. Contact the Funds for more information about the Automatic Investment Program.

                           REDEMPTION OF FUND SHARES

     Shareholders may redeem their shares, in whole or in part, on any business day. Shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the applicable Fund. See "Determination of Net Asset Value." A redemption may be a taxable transaction on which gain or loss may be recognized. Generally, however, gain or loss is not expected to be realized on a redemption of shares of the Money Market Funds, both of which seek to maintain a net asset value per share of $1.00.

     Where the shares to be redeemed have been purchased by check, the redemption request will be returned if the purchasing check has not cleared, which may take up to 15 days. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

     Once the shares are redeemed, a Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Funds may, however, take up to seven days to make payment. This will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Funds may suspend redemptions or postpone payment dates.

     Redemption Methods. To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Funds have no present intention to do so, the Funds reserve the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Funds' services and their provisions may be modified or terminated at any time by the Funds. If the Funds terminate any particular service, they will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders.

     You may redeem your shares using any of the following methods:

     Through an Authorized Broker, Investment Advisor or Service
Organization. You may redeem your shares by contacting your broker or investment advisor and instructing him or her to redeem your shares. He or she will then contact FFD and place a redemption trade on your behalf. He or she may charge you a fee for this service.

     By Mail. You may redeem your shares by sending a letter directly to FFD. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed, (iv) the signatures of all registered owners; and (v) a signature guarantee by any eligible guarantor institution including a member of a national securities exchange or a commercial bank or trust company, broker-dealers, credit unions and savings associations. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.

     By Telephone.  You may redeem your shares by calling the Funds toll free at
(800) 557-3768. You should be prepared to give the telephone representative the following information: (i) your account number, social security number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. The conversation may be recorded to protect you and the Funds. Telephone redemptions are available only if the shareholder so indicates by checking the "yes" box on the Purchase Application or on the Optional Services Form. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Funds fail to employ such reasonable procedures, they may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. In order to assure the accuracy of instructions received by telephone, the Funds require some form of personal identification prior to acting upon instructions received by telephone, record telephone instructions and provide written confirmation to investors of such transactions. Redemption requests transmitted via facsimile will not be accepted.

     By Wire. You may redeem your shares by contacting the Funds by mail or telephone and instructing them to send a wire transmission to your personal bank. Proceeds of wire redemption for the Money Market Funds generally will be transferred to the designated account on the day the request is received, provided that it is received by 12:00 Noon (Eastern time).

     Your instructions should include: (i) your account number, social security or tax identification number and account registration; (ii) the Fund name from which you are redeeming shares; and (iii) the amount to be redeemed. Wire redemptions can be made only if the "yes" box has been checked on your Purchase Application, and attach a copy of a void check of account where proceeds are to be wired. Your bank may charge you a fee for receiving a wire payment on your behalf.

     Check Writing. A check redemption ($500 minimum, no maximum) feature is available with respect to the Money Market Funds. Checks are free and may be obtained from the Funds. It is not possible to use a check to close out your account since additional shares accrue daily.

     The above-mentioned services "By Telephone," "By Wire" and "Check Writing" are not available for IRAs and trust relationships of BANK IV.

     Systematic Withdrawal Plan. An owner of $10,000 or more of shares of a Fund may elect to have periodic redemptions from his or her account to be paid on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $100. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

     Redemption of Small Accounts. Due to the disproportionately higher cost of servicing small accounts, each Fund reserves the right to redeem, on not less than 30 days' notice, an account in a Fund that has been reduced by a shareholder to $500 or less. However, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $500, this restriction will not apply.

     Redemption in Kind. All redemptions of shares of the Funds shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of a Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC and is a fundamental policy of the Funds that may not be changed without shareholder approval. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Funds make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of a Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the securities of that Fund are valued. If the recipient were to sell such securities, he or she could receive less than the redemption value of the securities and could incur certain transaction costs.

                DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAX

     Each Fund has qualified and intends to continue to qualify annually and to elect to be treated as a regulated investment company pursuant to the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying and electing, each Fund generally will not be subject to Federal income tax to the extent that it distributes investment company taxable income and net capital gains in the manner required under the Code.

     Each Fund intends to distribute to its shareholders substantially all of its investment company taxable income (which includes, among other items, dividends and interest and the excess, if any, of net short-term capital gains (generally including any net option premium income) over net long-term capital losses). The Money Market Funds, the Intermediate Bond Income Fund, the Bond Income Fund and the Short-Term Treasury Income Fund will declare distributions of such income daily and pay those dividends monthly; the Stock Appreciation Fund, the Aggressive Stock Appreciation Fund, and Value Stock Appreciation Fund will pay dividends at least once annually. Each Fund intends to distribute, at least annually, substantially all net capital gains (the excess of net long-term capital gains over net short-term capital losses). In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains.

     Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the payment date of the distribution, unless the shareholder elects in writing, not less than five full business days prior to the record date, to receive such distributions in cash. Dividends declared in, and attributable to, the preceding month will be paid within five business days after the end of each month.

     In the case of the Money Market Funds, shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Net investment income for a Saturday, Sunday or a holiday will be declared as a dividend on the previous business day. In the case of the other Funds that declare daily dividends, shares purchased will begin earning dividends on the day after the purchase order is executed, and shares redeemed will earn dividends through the day the redemption is executed.

     Investors who redeem all or a portion of Fund shares prior to a dividend payment date will be entitled on the next dividend payment date to all dividends declared but unpaid on those shares at the time of their redemption.

     Distributions of investment company taxable income (regardless of whether derived from dividends, interest or short-term capital gains) will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains, regardless of how long a shareholder has held his Fund shares. Distributions are taxable in the same manner whether received in additional shares or in cash.

     Earnings of the Funds not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund during October, November, or December of that year to shareholders of record in such a month and paid by a Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     A Fund's distributions with respect to a given taxable year may exceed the current and accumulated earnings and profits of that Fund available for distribution. In that event, distributions in excess of such earnings and profits would be characterized as a return of capital to shareholders for Federal income tax purposes, thus reducing each shareholder's cost basis in his Fund shares. Such distributions in excess of a shareholder's cost basis in his shares would be treated as a gain realized from a sale of such shares.

     Any gain or loss realized by a shareholder upon the sale or other disposition of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized by a shareholder on a redemption, sale, or exchange of shares of a Fund held six months or less with respect to which capital gain dividends have been paid will be characterized as a long-term capital loss to the extent of such capital gain dividends.

     It is anticipated that a portion of the dividends paid by the Funds (except the Money Market Funds, Intermediate Bond Income and Bond Income Funds) will qualify and be designated by such Funds as dividends eligible for the dividends-received deduction available to corporations. The Code imposes various limitations restricting the availability of the dividends received deduction. Investors should consult their own tax advisers in this regard.

     The Funds may be required to withhold for Federal income tax ("backup withholding") 31% of the distributions and the proceeds of redemptions payable to shareholders who fail to provide a correct taxpayer identification number or to make required certifications, or where a Fund or shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Most corporate shareholders and certain other shareholders specified in the Code and regulations are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

     Those Funds that may invest in securities of foreign issuers may be subject to withholding and other similar income taxes imposed by a foreign country. Each of these Funds intends to elect, if it is eligible to do so under the Code, to "pass-through" to its shareholders the amount of such foreign taxes paid. If such an election is made by a Fund, each shareholder of that Fund would be required to include in gross income the taxable dividends received and the amount of pro rata share of those foreign taxes paid by the Fund. Each shareholder would be entitled either to deduct (as an itemized deduction) his pro rata share of the foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

     Shareholders will be notified annually by the Trust as to the Federal tax status of distributions made by the Fund(s) in which they invest. Depending on the residence of the shareholder for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may, for example, be subject to special withholding requirements. Special tax treatment, including a penalty on certain pre-retirement distributions, is accorded to accounts maintained as IRAs. Shareholders should consult their own tax advisors as to the Federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

                               OTHER INFORMATION

CAPITALIZATION STRUCTURE

     FUNDS IV Trust was organized as a Delaware business trust on May 2, 1994, and currently consists of eleven separately managed portfolios. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Funds are fully paid, non-assessable and freely transferable.

     Each Fund also offers a Premium Class of shares. The Service Class shares are offered at net asset value without a sales load only to certain institutional investors, or other investors who at the time of purchase have a balance of $1,000 or more invested in any of the FUNDS IV Funds, are purchased through a trust investment manager or account manager or administered by the Advisor, are employees or ex-employees of Fourth Financial Corporation or any of its affiliates, employees of AMR, Furman Selz, or any other service provider, or employees of any trust customer of Fourth Financial Corporation or any of its affiliates. Shareholders in the Premium Class of shares may be subject to an additional shareholder servicing charge of up to 0.50% of average net assets. Call 800-557-3768 or contact your sales representative, broker-dealer or bank to obtain more information about the Funds' classes of shares.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote.

VOTING

     Shareholders have the right to vote in the election of Trustees and on any and all matters on which, by law or under the provisions of the Declaration of Trust, they may be entitled to vote. The Trust is not required to hold regular annual meetings of the Funds' shareholders and does not intend to do so. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Act. See "Other Information -- Voting Rights" in the SAI.

     Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of a Fund (or the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a Fund (or the Trust).

PERFORMANCE INFORMATION

     A Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Shareholders of the Premium Class of shares will experience a lower net return on their investment than shareholders of the Service Class of Shares because of the additional shareholder servicing charge to which Premium Class shareholders are subject. The methods used to calculate the yield and total return of the Funds are mandated by the SEC. Quotations of "yield" for a Fund (other than the Money Market Funds) will be based on the investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of "yield" for the Money Market Funds will be based on the income received by a hypothetical investment (less a pro-rata share of Fund expenses) over a particular seven-day period, which is then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment).

     "Effective yield" for the Money Market Funds is calculated in a manner similar to that used to calculate yield, but includes the compounding effect of earnings on reinvested dividends.

     Quotations of yield and effective yield reflect only a Fund's performance during the particular period on which the calculations are based. Yield and effective yield for a Fund will vary based on changes in market conditions, the level of interest rates and the level of that Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     Quotations of average annual total return for a Fund (other than the Money Market Funds) will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in that Fund over periods of 1, 5 and 10 years (up to the life of that Fund), reflect the deduction of a proportional share of Fund expenses (on an annual basis), and assume that all dividends and distributions are reinvested when paid.

     Performance information for a Fund may be compared to various unmanaged indices, such as those indices prepared by Lipper Analytical Services, Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and other entities or organizations which track the performance of investment companies. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Funds, see the SAI.

     Each of the Short-Term Treasury Income Fund, Intermediate Bond Income Fund, Stock Appreciation Fund, Aggressive Stock Appreciation Fund and Value Stock Appreciation Fund is the successor to one or more collective investment funds previously managed by BANK IV. Investors in the collective investment funds were invited to invest in the corresponding FUNDS IV Fund at the inception of each such Fund. The Cash Reserve Money Market Fund is substantially identical to the American Advantage Money Market Fund, another mutual fund managed by AMR, the investment advisor of the Cash Reserve Money Market Fund. Set forth below are certain performance data for the collective investment funds and the American Advantage Money Market Fund for the past five years. The data shown below reflects total return for the periods shown, reduced by the expense ratio for each corresponding FUNDS IV Fund as indicated in the Fee Table in this Prospectus. This performance information is deemed relevant since the collective investment funds and the American Advantage Money Market Fund have been managed using the same investment objectives, policies and restrictions and portfolio managers as those to be used by each corresponding FUNDS IV Fund. However, this performance data is not necessarily indicative of the future performance of any of the Funds.

                         BANK IV COLLECTIVE TRUST FUNDS

              TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1993

                                 CASH       SHORT-TERM   INTERMEDIATE                   AGGRESSIVE
                                RESERVE      TREASURY        BOND          STOCK          STOCK       VALUE STOCK
                                 MONEY        INCOME        INCOME      APPRECIATION   APPRECIATION   APPRECIATION
                              MARKET FUND      FUND          FUND           FUND           FUND           FUND
                              -----------   ----------   ------------   ------------   ------------   ------------
1989........................      9.2%          9.8%         11.5%          32.0%          26.7%           24.1%
1990........................      8.2%          8.8%          6.6%          -3.4%          -3.2%            2.5%
1991........................      6.5%         11.3%         14.9%          35.6%          40.2%           33.6%
1992........................      3.8%          5.4%          6.9%          11.9%          19.2%            5.7%
1993........................      3.0%          5.6%          8.3%          16.7%          19.9%            0.8%
5 Years
  (Annualized)..............      6.1%          8.1%          9.6%          17.7%          19.8%           12.6%

ACCOUNT SERVICES

     All transactions in shares of the Funds will be reflected in a statement for each shareholder. In those cases where a Service Organization or its nominee is shareholder of record of shares purchased for its customer, the Funds have been advised that the statement may be transmitted to the customer at the discretion of the Service Organization.

     Furman Selz acts as the Funds' transfer agent. The Trust compensates Furman Selz, the Trust's administrator, pursuant to a Services Agreement described in "Management of the Fund -- Administrative Services" of this Prospectus, for providing personnel and facilities to perform dividend disbursing and transfer agency-related services for the Trust.

SHAREHOLDER INQUIRIES

     All shareholder inquiries should be directed to the Funds at 237 Park Avenue, New York, New York 10017.

General and Account Information: (800) 557-3768.

                                    APPENDIX

DESCRIPTION OF MOODY'S BOND RATINGS:

     Excerpts from Moody's description of its four highest bond ratings are listed as follows: Aaa -- judged to be the best quality and they carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds; A -- possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa -- considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Other Moody's bond descriptions include: Ba -- judged to have speculative elements, their future cannot be considered as well assured; B -- generally lack characteristics of the desirable investment; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- speculative in a high degree, often in default; C -- lowest rated class of bonds, regarded as having extremely poor prospects.

     Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

DESCRIPTION OF S&P'S BOND RATINGS:

     Excerpts from S&P's description of its four highest bond ratings are listed as follows: AAA -- highest grade obligations, in which capacity to pay interest and repay principal is extremely strong; AA -- also qualify as high grade obligations, having a very strong capacity to pay interest and repay principal, and differs from AAA issues only in a small degree; A -- regarded as upper medium grade, having a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories;
BBB -- regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

     S&P applies indicators "+, -," no character, and relative standing within the major rating categories.

DESCRIPTION OF MOODY'S RATINGS OF NOTES AND VARIABLE RATE DEMAND INSTRUMENTS:

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payments relying on external liquidity.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample although not as large as in the preceding group.

FUNDS IV

ADDRESS FOR
TRUST CLIENTS OF BANK IV
P.O. Box 1122
Wichita, Kansas 67201-1112

INVESTMENT ADVISORS
BANK IV, N.A.
100 North Broadway
Wichita, Kansas 67202

AMR Investment Services, Inc.
4333 Amon Carter Blvd., MD 5645
Fort Worth, Texas 76155
(Cash Reserve Money Market Fund only)

ADMINISTRATOR AND SPONSOR
Furman Selz LLC
230 Park Avenue
New York, New York 10169

DISTRIBUTOR
FUNDS IV Distributor Inc.
230 Park Avenue
New York, New York 10169

CUSTODIAN
BANK IV, N.A.
100 North Broadway
Wichita, Kansas 67202

COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

                                 FUNDS IV TRUST
                                 A  FAMILY  OF
                                 MUTUAL  FUNDS

The U.S. Treasury Reserve Money Market Fund seeks to provide investors with as high a level of current income as is consistent with liquidity, stability, maximum safety of principal and the maintenance of a stable $1.00 net asset value per share

The Cash Reserve Money Market Fund seeks to provide investors with current income, liquidity and the maintenance of a stable $1.00 net asset value by investing in high quality, short-term obligations

The Short-Term Treasury Income Fund seeks to provide investors with as high a level of current income as is consistent with liquidity and safety of principal

The Intermediate Bond Income Fund seeks to provide investors with as high a level of current income as is consistent with managing for total return by investing in fixed income securities managed for total return

The Bond Income Fund seeks to provide investors with as high a level of current income as is consistent with managing for total return by investing in fixed income securities

The Stock Appreciation Fund seeks to provide investors with long-term capital appreciation

The Aggressive Stock Appreciation Fund seeks to provide investors with aggressive long-term capital appreciation

The Value Stock Appreciation Fund seeks to provide investors with long-term capital appreciation and dividend income

                                   PROSPECTUS
                                January 30, 1996

                               Investment Advisor
                                 BANK IV, N.A.
                         AMR INVESTMENT SERVICES, INC.
                     (Cash Reserve Money Market Fund Only)